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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 29, 2004
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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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        California                   0-11071                84-0685613
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation)                                  Identification Number)



         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)




                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement

         On October 29, 2004, Image Entertainment, Inc. (the "Company") entered into an exclusive first look agreement with ContentFilm, Plc, to jointly produce, finance and distribute a series of feature films intended for theatrical and home video release. The selection term of the agreement is three years, although ContentFilm has the right to terminate early if the Company declines to finance a minimum number of films, and the Company has the right to extend if minimum profit thresholds are achieved.

The budget of each film will be $2,000,000 or less, with each party responsible for half. The jointly-owned films will be sourced and produced by ContentFilm, distributed in the North American video market by the Company under a newly-created ContentFilm home video label, and distributed to theatrical, broadcast and international home video markets by ContentFilm. After deducting distribution fees and recouping production expenses, the remainder will be divided as net profits.

         In addition to new productions, ContentFilm will seek to acquire completed films for home video distribution by the Company. The acquisition cost for each film will be $250,000 or less, with each party responsible for half.

         There is no other relationship between the Company or its affiliates and ContentFilm, other than in respect of the agreement.

ITEM 7.01  Regulation FD Disclosure

         On November 4, 2004, the Company issued a press release announcing the agreement with ContentFilm. A copy of the press release is furnished as Exhibit
99.1 hereto and incorporated herein by reference.

         The Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

ITEM 9.01  Financial Statements and Exhibits

       (c)    Exhibits.

              99.1    Press Release dated November 4, 2004



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMAGE ENTERTAINMENT, INC.


Dated:     November 4, 2004            By:  /s/      Jeff M. Framer
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                                            Name     Jeff M. Framer
                                            Title:   Chief Financial Officer